COLUMBUS, INDIANA
Annual Meeting of Shareholders
April 24, 2007

There’s no bank like home.
Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including changes in economic conditions in Home Federal’s market area, changes in policies of regulatory agencies, fluctuations in interest rates, demand for loans in Home Federal’s market area, competition, changes in accounting policies, real estate values, and legislation, and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services.  Actual strategies and results in future periods may differ materially from those currently expected.  These forward-looking statements represent Home Federal’s judgment as of the date of this presentation.  Home Federal disclaims, however, any intent or obligation to update these forward-looking statements.
Forward Looking Statements

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There’s no bank like Home.

Company Profile
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A brief history of Home Federal Bancorp (HOMF)
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Founded in 1908
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Public company since 1988
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Converted from a Federally Chartered Savings Bank to a State Chartered Commercial Bank December 31, 2001
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De Novo expansion into Indianapolis market beginning in December 2003
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Total Assets of $904 million as of December 31, 2006
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3,579,739 shares outstanding as of March 12, 2007
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Operate 19 banking locations in Central and Southeastern Indiana

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There’s no bank like home.
Why Invest in Home Federal Bancorp?
HOMF (Nasdaq)
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Strategies are consistent with enhancement in Shareholder Value
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Strategic focus on areas that should enhance the value of the Home Federal franchise
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Expansion into Indianapolis metro market
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Growth in retail deposits
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Consistent share repurchase program and attractive dividend yield
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Outlook for core earnings growth is positive
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Credit quality is strong

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There’s no bank like home.
Jackson
Bartho-lomew
Decatur
Ripley
Jennings
Jefferson
Scott
Washington
Johnson
Marion
Home Federal Market Area

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There’s no bank like home.
2006 Strategic Changes
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Commercial Banking Expansion
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Opened commercial banking office in downtown Indianapolis
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Enhanced the commercial credit administration function
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Financial Strategies
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Sale of $66 million of investment securities
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Sale of $500 million mortgage servicing portfolio
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$15 million trust preferred securities offering

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There’s no bank like home.
Impact of 2006 Strategic Changes
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Commercial Banking Expansion
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Foundation for future commercial lending and deposit growth
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Resources to monitor credit quality
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Increased costs
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Financial Strategies
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Restructure interest earning assets by replacing securities with commercial loans
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Reduce reliance on more volatile highly competitive mortgage banking activities
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Manage capital structure to support new earning asset structure

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There’s no bank like home.
Business Line Summary
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Commercial Lending
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Expansion of Indianapolis presence
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Expansion of credit administration resources
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Retail Lending
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Focus on home equity and second mortgage lending
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Discontinue indirect lending
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Retail Deposits
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Expand commercial cash management products
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Mortgage
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Continued focus on mortgage originations in our current markets
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Brokerage
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Add resources to support current markets
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Growth in revenue and assets under management by over 10% in 2006
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Trust
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Growth in department assets to over $100 million during 2006

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There’s no bank like home.
Industry Challenges for 2007
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Interest rates
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Competition
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Warning signs on deterioration in overall consumer credit quality
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Concerns regarding declines in commercial and residential real estate property values
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Challenging regulatory and accounting environment requiring significant focus

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There’s no bank like home.
Industry Challenges – Impact on HomeFederal
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Interest rates
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Prolonged periods with a flat or inverted yield curve creates pressure on net interest margin
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Competition
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Metro market – Indianapolis market competition continues to experience change which provides opportunity for growth
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Community markets – Understand differing competition and opportunities in each market

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There’s no bank like home.
Industry Challenges – Impact on HomeFederal
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Concerns regarding consumer credit quality
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Consumer credit quality remains strong – no significant impact expected
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Declines in residential and commercial real estate property values
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Residential housing values across our markets are stagnant, but values have generally not declined
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Commercial real estate values remain generally favorable
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Challenging regulatory and accounting environment requiring significant focus
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The amount and significance of change will stretch current resources

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There’s no bank like home.
Current Strategic Objectives
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Focus on Core Commercial Banking activities within local markets
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Enhance value of the Home Federal franchise through growth of core business lines
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Examine opportunities to reduce Expense ratios through improved efficiencies
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Enhance Shareholder Value

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There’s no bank like home.
Loans in $millions
Loan Portfolio
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Focus Loan Growth in the following areas:
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Commercial
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Small Business
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Home Equity
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Consumer Lending changes in 2006:
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Focus on residential mortgage origination activity, but sell servicing released
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Discontinue indirect lending

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There’s no bank like home.
2006
2001
Earning Asset Mix Shift

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There’s no bank like home.
Success is dependent on competitive products combined with a superior customer experience
Deposits in $millions
Retail Deposits
Deposit Growth Strategies
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Established markets
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Increase share of our existing customers’ total deposits
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Commercial and small business deposits – market new commercial deposit products and services
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Public Entity growth -  leveraging relationships along with product enhancements
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Indianapolis market
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Gather market share through promotion of competitive product offerings
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Develop strategies for commercial customers (courier, remote capture)

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There’s no bank like home.
2001
2006
Funding Mix Shift

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There’s no bank like home.
Indianapolis Market
Summary financial information for our Indianapolis market:
                                                          3-31-07                             3-31-06
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Total Loans                            $ 249 million                  $ 210 million
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Total Deposits                       $   44 million                  $   33 million
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Total Brokerage Assets      $   64 million                   $   60 million
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Total Employees                        27                                      18

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There’s no bank like home.
Southeast Indiana Markets
Summary financial information for our Southeast Indiana markets:
                                                           3-31-07                            3-31-06
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Total Loans                            $ 433 million                 $ 405 million
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Total Deposits                       $ 659 million                 $ 586 million
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Total Brokerage Assets       $ 200 million                 $ 177 million

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There’s no bank like home.
Impact of Mix Shift on Net Interest Margin

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There’s no bank like home.
Non Interest Income
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Focus on enhancement of consistent sustainable sources of income
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Deposit fees
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Mortgage fees
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Brokerage fees

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There’s no bank like home.
Fees in $000
Fee Income Trends

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There’s no bank like home.
Cost of Strategic Changes
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Additional cost associated with the following:
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Increased size of commercial lending staff
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Enhanced commercial credit administration function
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Additional compliance and SOX requirements

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There’s no bank like home.
Credit Quality
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Manage Credit Quality
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Maintain robust credit administration function
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Actively manage credit quality of new originations

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There’s no bank like home.
Capital Management Strategy
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Future Capital Needs
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Support growth objectives
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More capital needed to support commercial banking activities
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Dividends
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Provide return to shareholders
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Anticipated dividend payout ratio 40-45%
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Stock Buyback Program
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Consistent program of repurchases over the last several years
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Enhance value to shareholders

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There’s no bank like home.
Earnings Per Share
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Enhance Earnings Per Share
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Increase net income
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Strive for more consistent sustainable core earnings
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Stock buyback program
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Double Digit Earnings Per Share Growth for 2006 and 2005

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There’s no bank like home.
Stock Price

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There’s no bank like home.
Why Invest in Home Federal Bancorp?
HOMF (Nasdaq)
●
Strategies are consistent with enhancement in Shareholder Value
●
Strategic focus on areas that should enhance the value of the Home Federal franchise
●
Expansion into Indianapolis metro market
●
Growth in retail deposits
●
Consistent share repurchase program and attractive dividend yield
●
Outlook for core earnings growth is positive
●
Credit quality is strong

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There’s no bank like home.
Reduce
Expenses/
Improve
Efficiency
Employee Development
Commercial
Retail
Increase Fee Income
2007 Strategic Objectives

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There’s no bank like home.
Reduce
Expenses/
Improve
Efficiency
2007 Strategic Objectives
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Implement Check 21
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Evaluate staffing model

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There’s no bank like home.
Employee
Development
2007 Strategic Objectives
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Develop succession and leadership development plans
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Implement cross-training programs
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Live the customer service vision statement

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There’s no bank like home.
Commercial
2007 Strategic Objectives
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Cash management product development and analysis
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Develop and execute a public fund deposit strategy
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Continue commercial lending and credit administration expansion

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There’s no bank like home.
Retail
2007 Strategic Objectives
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Small business loan and deposit development
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Develop and execute area marketing plans
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Develop retail deposit growth strategy
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Develop and execute an internet delivery channel strategy

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There’s no bank like home.
Increase Fee Income
2007 Strategic Objectives
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Develop and execute a deposit fee strategy
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Develop and execute a mortgage strategy
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Maximize commercial fee opportunities

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